UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706
                                   ----------

                             TEMPLETON INCOME TRUST
                            ------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS




                                                                 AUGUST 31, 2004

[GRAPHIC OMITTED]

ANNUAL REPORT AND SHAREHOLDER LETTER

                                                         INCOME
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                                    TEMPLETON
                                GLOBAL BOND FUND




                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the annual report

                     Contents

SHAREHOLDER LETTER ............................ 1


ANNUAL REPORT

Templeton Global
Bond Fund ..................................... 3

Performance Summary ...........................11

Your Fund's Expenses ..........................15

Financial Highlights and
Statement of Investments ......................17

Financial Statements ..........................25

Notes to Financial
Statements ....................................28

Report of Independent Registered
Public Accounting Firm ........................36

Tax Designation ...............................37

Special Meeting
of Shareholders ...............................41

Board Members
and Officers ..................................45

Shareholder Information .......................51





ANNUAL REPORT

TEMPLETON GLOBAL BOND FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Bond Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." "Bonds" include debt securities of any maturity, such as bonds, notes and debentures.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 8/31/04

Asia .......................................... 24.9%
Other Europe .................................. 24.8%
EMU Members* .................................. 24.5%
Australia & New Zealand ....................... 13.3%
Latin America .................................  4.6%
Canada ........................................  1.7%
Middle East & Africa ..........................  0.2%
Short-Term Investments & Other Net Assets .....  6.0%

*The Fund's EMU investments were in Austria, Belgium, Finland, France, Germany, Greece, Irish Republic, Italy, Netherlands and Spain.

[GRAPHIC OMITTED] EDGAR
REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

-----------------------------------------------------
Portfolio Breakdown
Based on Total Net Assets as of 8/31/04
Government Bonds .............................. 94.0%
Short-Term Investments &
Other Net Assets ..............................  6.0%
-----------------------------------------------------

We are pleased to bring you Templeton Global Bond Fund's annual report for the fiscal year ended August 31, 2004.

PERFORMANCE OVERVIEW

For the year under review, Templeton Global Bond Fund - Class A delivered a 13.24% cumulative total return. The Fund outperformed its benchmark, the Citigroup World Government Bond Index (WGBI), which posted cumulative total returns of 4.10% in local currency terms and 11.50% in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

[SIDEBAR]

  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

1. Source: Citigroup. The Citigroup WGBI is market capitalization weighted and tracks total returns of government bonds in 17 developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.

                                                               Annual Report | 3

[SIDEBAR]

--------------------------------------------------------------------------------
  WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
  Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

--------------------------------------------------------------------------------
  WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
  A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

ECONOMIC AND MARKET OVERVIEW

Over the past fiscal year, the global economic recovery solidified, characterized by improved growth in the U.S. and Asia and export-led growth in much of Europe. Despite a large rise in oil and other commodity prices, underlying global inflation remained subdued during most of the period, although an upturn was observed in some regions later in the reporting period. As a result, global bond markets generated positive returns in local currency terms while currency gains against the U.S. dollar further extended bond market returns for the period.

Amid this more positive global growth environment, some inflationary pressures finally began to emerge in the U.S., in part as high global commodity prices passed through to domestic prices. Core consumer prices (excluding food and energy) rose from historically low levels of 1.3% at the beginning of the fiscal year to a more typical level of 1.7% by period-end. Additionally, the labor market began to recover, although the pace of hiring was more tentative than in prior economic cycles. Even with some slowing in economic activity during the second quarter of 2004, productivity rates remained favorable. The Federal Reserve Board (Fed) began to remove some economic stimulus, raising the federal funds target rate half a percentage point (0.50%) to 1.50% by period-end as some of the deflationary risks present in the economy since the last rate reduction appeared to diminish.

Consistent with a pick-up in economic growth with U.S. trade partners and a relatively weaker U.S. dollar, export growth rebounded. However, import growth surged as well, driving the U.S. trade deficit to another record monthly deficit level of over $50 billion in July. 2 The trade deficit helped drive the current account deficit to a record level totaling over $500 billion, adding further negative pressure on the U.S. balance of payments position. 3 The magnitude of the current account deficit also remained quite large relative to the country's economy at nearly 5.1% of gross domestic product (GDP). 4 To help finance this deficit within the balance of payments, the U.S. continued to rely on foreigners' purchases of U.S. bonds. The U.S. dollar continued to depreciate over the past year, declining 8.34% against the U.S.'s major trading partners. 5

Economic growth in the 12-country euro zone strengthened throughout the course of the Fund's fiscal year, reaching 2.0% during the second quarter compared with one year earlier. 6 Growth was driven by the export sector rather than domestic demand, limiting underlying inflation pressures. The relatively stronger euro compared with prior periods has helped allow the European Central Bank (ECB) to

2. Source: U.S. Census Bureau.

3. For the past four quarters ended 6/30/04.

4. Source: Bureau of Economic Analysis. For the one year ended 6/30/04.

5. Source: Federal Reserve Board.

6. Source: Eurostat.

4 |  Annual Report
keep rates historically low, in both nominal and real terms. The rebounding global economy also maintained healthy export growth, despite the relatively stronger euro. In contrast to the U.S., the euro zone current account remained in surplus at 0.7% of GDP. 7 Growth among surrounding European economies, including Scandinavia and central Europe, remained higher and more broad-based, reaching rates of 4.1% in Norway, 3.4% in Sweden, 4.0% in Hungary and 6.1% in Poland in second quarter 2004 compared with a year earlier. 8 Additionally, Sweden and Norway maintained impressive current account surpluses at nearly 7.3% and 13.0% of GDP. 9

Asia's economic growth remained robust, despite some indication of an engineered slowdown in China marginally impacting growth of regional trade partners. During the second quarter of 2004, economic growth was 9.6% in China, 6.3% in Thailand, 5.5% in South Korea and 4.3% in Indonesia compared with the same quarter in 2003. 10 Japan was the exception, with growth rates falling from 6.4% in the first quarter compared with a year earlier to 1.3% in the second quarter compared with a year earlier as a domestic demand recovery remained uncertain. 11 While growth was more broad-based in some Asian countries than others, one common characteristic was external sector strength. In South Korea for example, export growth continued to accelerate, exceeding 29% by period-end. 12 Similarly, Thai exports rose nearly 25% and Japan's over 14%. 13 These positive conditions contributed to the region's rising international reserves, and despite showing signs of slowing, remained impressive. In Japan, foreign currency reserves increased $273 billion for the 12-month period, partially as a result of massive direct currency intervention during the first quarter of the year. Japan purchased foreign currency worth approximately $140 billion, slowing currency appreciation relative to the U.S. dollar. Overall, Japan's foreign currency reserves stood at $808 billion on August 31, 2004, up 51% from a year earlier. 14 Other Asian countries continued to experience similar reserve accumulation, although on a smaller scale. South Korea's reserves rose 25%, Thailand's 14% and Indonesia's 4% for the year under review. 15 With the exceptions of Japan, South Korea and Indonesia, there was some evidence of mounting inflationary pressure throughout the region, given strong aggregate growth and little changes in monetary or exchange rate policy.

7. Source: European Central Bank. As of second quarter 2004.

8. Sources: Statistics Norway, Statistics Sweden, Hungarian Statistical Office and Eurostat (Poland).

9. Sources: Statistics Norway, Statistics Sweden and Sveriges Riksbank (Sweden).

10. Sources: National Bureau of Statistics (China), National Economic and Social Development (Thailand), Bank of Korea and BPS (Indonesia).

11. Source: Economic and Social Research Institute, Japan.

12. Source: Korea International Trade Association.

13. Sources: Bank of Thailand; Ministry of Finance, Japan.

14. Source: Ministry of Finance, Japan.

15. Sources: Bank of Korea, Bank of Thailand and Bank of Indonesia.

                                                               Annual Report | 5

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency rates and credit risk.

MANAGER'S DISCUSSION

The Fund's total return is influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

During the reporting period, interest rate policy generally became less accommodative. As economic growth rebounded and an interest rate tightening cycle, particularly in the U.S., became more probable, we reduced the Fund's overall portfolio duration exposure. Although the Fed raised U.S. interest rates, short- term real interest rates (accounting for inflation) remained negative and the monetary stance still accommodative. Therefore, the Fund remained positioned defensively to a further rise in U.S. interest rates by maintaining a zero allocation to U.S. Treasury securities.

Monetary policy is largely a function of individual country economic and policy conditions. Thus, globally, we found opportunities during the period where interest rate reductions produced positive local market bond returns, or returns in local currency terms, and other instances where interest rate increases facilitated currency gains and overall bond market returns in U.S. dollar terms. During the period, U.S. yields were at historically low levels. Globally, as shown in the Global

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CURRENCY BREAKDOWN

Based on Total Portfolio Value as of 8/31/04

Euro ..........................................28.0%
South Korean Won ..............................12.1%
U.S. Dollar ...................................11.6%
Swedish Krona ................................. 8.1%
New Zealand Dollar ............................ 8.0%
Thai Baht ..................................... 6.3%
Australian Dollar ............................. 5.7%
Polish Zloty .................................. 5.4%
Indonesian Rupiah ............................. 5.3%
Norwegian Krone ............................... 4.1%
Danish Krone .................................. 2.2%
Canadian Dollar ............................... 1.8%
Hungarian Forint .............................. 1.3%
British Pound ................................. 0.1%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         US           FR         NZ        SW         ID          SK         HU           PD          JP
3M       1.588        2.136      6.245     2.033                  3.541      10.940       6.900     0.018
6M       1.800        2.111      6.375     2.129                  3.510      10.930       7.150      0.02
1Y       1.952        2.199      6.237     2.255      6.950       3.568      10.780       7.296     0.035
2Y       2.399        2.448      6.186     2.767      8.830       3.605      10.800       7.848     0.169
3Y       2.733        2.771      6.18      3.280      9.680       3.590      10.640       7.689     0.313
4Y       3.043        3.061      6.187     3.506      10.255      3.684      10.100       7.710     0.489
5Y       3.310        3.301      6.188     3.701      10.830      3.778      9.800        7.654      0.67
6Y       3.549        3.442      6.188     3.893      11.200      3.869      9.525        7.555      0.88
7Y       3.747        3.611      6.189     4.085      11.440      3.959      9.250        7.456     1.114
8Y       3.916        3.786      6.189     4.175      11.640      4.050      9.125        7.376     1.329
9Y       4.053        3.936      6.2       4.265      11.670      4.095      9.000        7.336     1.469
10Y      4.120        4.040      6.21      4.378      11.740      4.140      8.800        7.296     1.544
         4.260        4.127                4.464                             8.675        7.257
         4.400        4.214                4.549                             8.550        7.219
         4.470        4.324                4.549                             8.550        7.219
         4.539        4.356                4.635                             8.425        7.180
15Y      4.679        4.387                4.72                              8.3          7.141     1.769
         4.739        4.409                                                               7.102
         4.799        4.431                                                               7.064
         4.829        4.495                                                               7.064
         4.858        4.485                                                               7.0
20Y      4.918        4.474                                                               6.986      2.16
         4.921        4.524
         4.924        4.574
         4.925        4.667
         4.926        4.690

30Y      4.929        4.712                                                                          2.52


6 |  Annual Report

Treasury Yields chart, several other international government treasury markets offered substantially higher yields at period-end, which was fairly typical during the reporting period. This situation presented an investment opportunity for the Fund.

In Europe, ECB policymakers left the reference rate unchanged at 2.00% and euro zone bond markets returned 5.48% in local currency terms. 1 Elsewhere in Europe, Norway and Sweden reduced interest rates 125 and 75 basis points (100 basis points equal 1.00%) to 1.75% and 2.00% during the reporting period. 16 Meanwhile, Hungary and Poland raised interest rates 150 and 125 basis points to 11.00% and 6.50%. 17 Correspondingly, Norwegian, Swedish, Hungarian and Polish local bond markets generated returns of 8.51%, 6.31%, 2.45% and 0.13%, respectively, for the 12 months under review, as measured by the Citigroup WGBI (Norway, Sweden and Poland) and the J.P. Morgan (JPM) Government Bond Index
(GBI) Broad (Hungary). 18

Among Asia Pacific economies, Australia and New Zealand raised interest rates largely due to stronger domestic growth. Australia raised interest rates 50 basis points to 5.25% and New Zealand 100 basis points to 5.75%, and their bond markets produced positive returns of 5.26% and 4.23% over the 12-month period. 19 Strong economic expansion driven by export growth and domestic demand prompted the Thai central bank to raise rates 25 basis points to 1.50%. 20 Local Thai bond markets reacted more negatively, declining 3.29% over the year. 21 To help manage this risk, the Fund was positioned in short duration securities in Thailand.

South Korea and Indonesia, on the other hand, experienced declining interest rates. South Korea reduced rates 25 basis points to 3.50% following a slowdown in the real economy, particularly with regard to weak consumption and private investment. 22 Additionally, Indonesia reduced rates 150 basis points to 7.00% following a decline in inflation and improved macroeconomic stability. 23 Local bond markets in South Korea and Indonesia rose 7.94% and 10.34%. 21

CURRENCY STRATEGY

Although the U.S. sub-index of the Citigroup WGBI outperformed other local markets, rising 5.39%, currency gains against the U.S. dollar during the period

16. Sources: Norges Bank (Norway), Sveriges Riksbank (Sweden).

17. Sources: National Bank of Hungary and National Bank of Poland.

18. Sources: Citigroup; J.P. Morgan. See footnote 1 for a description of the Citigroup WGBI. The JPM GBI Broad is a combination of the GBI Global and selected other countries, launched in 1997 to increase country and return diversification in international fixed income markets.

19. Sources: Australian Bureau of Statistics, Federal Reserve Bank of New Zealand and Citigroup.

20. Source: Bank of Thailand.

21. Source: HSBC. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country sub-indexes of the HSBC ALBI.

22. Source: Bank of Korea.

23. Source: Central Bank of Republic of Indonesia.

                                                               Annual Report | 7
helped global bond markets outperform the U.S. market with the Citigroup WGBI increasing 11.50% in U.S. dollar terms. 1 Consequently, the Fund benefited from its underweighted position in the U.S. relative to the Citigroup WGBI.

In Europe, the euro rose 10.70% against the U.S. dollar and European Monetary Unit (EMU) bond markets returned 16.76% in U.S. dollar terms, as measured by the Citigroup WGBI. 1 Although the euro remained one of our largest currency exposures, we reduced this allocation given that much of the U.S. dollar's adjustment had been against the euro, and because we saw better value in Asian and other European (non-euro) currencies.

Among the Fund's other European currency positions, we benefited from exposure to the Swedish krona, the Norwegian krone and the Hungarian forint. During the period, these currencies rose 11.29%, 8.51% and 14.58%, respectively, and combined with gains in the local markets, brought bond returns to 18.31%, 17.74% and 17.38%, respectively, in U.S. dollar terms. 24 Despite a narrowing interest rate differential in Norway and Sweden over the period, accelerating growth, large current account surpluses and fiscal positions remained supportive of currency levels, particularly relative to the euro.

Growth rates and export performance were particularly striking in the central European economies, including Hungary and Poland, which joined the European Union (EU) in May 2004. In addition to the Hungarian forint's strong return, the Polish zloty rose 8.64%. Higher growth rates, prospects for rising interest rates and attractive yields relative to the euro zone provided support to these currencies. The Fund added a new position in Poland later in the reporting period as Poland's government bonds and currency lagged other European markets. The zloty began to benefit only later in the period from progress on fiscal reform, entry into the EU and solid macroeconomic performance.

In Asia, the Fund benefited from its lack of exposure to Japan. Although the yen rose 6.32% against the U.S. dollar, Japanese government bonds underperformed the broader market, returning only 7.53% in U.S. dollar terms. 1 The Australian and New Zealand dollars rose 9.10% and 13.70% against the U.S. dollar during the 12-month period. With some of the highest currency returns in the Asia Pacific region, Australian and New Zealand government bond markets rose 14.83% and 18.64% in U.S. dollar terms, benefiting relative Fund performance. 1 In addition to positive growth trends, favorable interest rates relative to other developed markets, positive immigration trends, continued fiscal surpluses and trade linkages to Asia supported currency performance. The Fund also benefited from its overweighted position in South Korea relative to its benchmark, whose

24. Sources: Citigroup; J.P. Morgan.

8 | Annual Report
bond market rose 10.36% in U.S. dollar terms following a 2.29% appreciation of the South Korean won versus the U.S. dollar. 21

The Fund continued to increase its allocation to non-Japan Asia during the period given strong regional growth and trade patterns, and to position itself for potential currency appreciation. Exposure to other Asian currencies weighed on Fund performance as the Thai baht depreciated 1.34% and the Indonesian sub-index of the HSBC Asian Local Bond Index (ALBI) fell 0.08% in U.S. dollar terms. 21 Uncertainty surrounding Indonesia's presidential election contributed to currency volatility, with the Indonesian rupiah declining 9.49% against the U.S. dollar. We sought to position the Fund for the currency's longer-term potential due to what we considered solid macroeconomic and credit conditions following the election's conclusion, scheduled for September 2004.

GLOBAL SOVEREIGN DEBT STRATEGY

The Fund also purchased investment-grade and sub-investment grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury curves. U.S. dollar-denominated emerging market debt returned 13.57% over the period, as measured by the JPM Emerging Markets Bond Index Global (EMBIG). 25 Sovereign interest rate spreads declined from 482 basis points greater than the U.S. Treasury market at the beginning of the reporting period to 425 basis points by period-end. 26 Euro denominated markets also rose, gaining 11.41% in euro terms and 23.89% in U.S. dollar terms, as measured by the JPM Euro EMBIG. 27

Regionally, Latin American sovereign debt rose 15.84%, eastern Europe 11.48% and Asia 8.47%. 25 The global demand recovery significantly benefited emerging market economies, particularly commodity exporters, supporting growth and in some cases balance of payment and fiscal conditions. As a result, underlying macroeconomic and credit fundamentals remained stronger than in previous economic tightening cycles. For example, in Russia, high oil prices provided an opportunity for the government to establish a stabilization fund. Similarly in Ukraine, economic growth benefited from rising global demand for commodities, driving Ukraine's export performance and economic growth rates of more than 13.0% for the first seven months of 2004. 28

25. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

26. Source: J.P. Morgan.

27. Source: J.P. Morgan. The JPM Euro EMBIG tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

28. Source: The Economist Intelligence Unit, "Ukraine: Country Outlook," 9/8/04.

                                                               Annual Report | 9

Although U.S. dollar denominated sovereign debt produced solid returns over the 12-month period, the Fund shortened duration and reallocated away from U.S. dollar-denominated investment-grade and sub-investment grade debt given a greater sensitivity to rising U.S. rates. Consequently, the Fund added to local currency markets given prospects for yield and currency appreciation. As of August 31, 2004, 15.34% of the Fund's total net assets were invested in sub-investment grade sovereign debt based on independent credit rating agency Standard & Poor's ratings.

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/S/Alex C. Calvo
ALEX C. CALVO

[PHOTO OMITTED]

/S/MICHAEL HASENSTAB
Michael Hasenstab, Ph.D.

Portfolio Managers
Templeton Global Bond Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

10 |  Annual Report

Performance Summary as of 8/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A                                                CHANGE         8/31/04           8/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                  +$0.61          $10.00             $9.39
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                  $0.6160
---------------------------------------------------------------------------------------------------
  CLASS C                                                CHANGE         8/31/04           8/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                  +$0.61          $10.01             $9.40
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                  $0.5767
---------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                          CHANGE         8/31/04           8/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                  +$0.60           $9.98             $9.38
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/03-8/31/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                  $0.6409
---------------------------------------------------------------------------------------------------


                                                              Annual Report | 11

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------------------------
  CLASS A                                                1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              13.24%          58.14%           111.90%
  Average Annual Total Return 2                           8.39%           8.65%             7.33%
  Value of $10,000 Investment 3                         $10,839         $15,144           $20,292
  Avg. Ann. Total Return (9/30/04) 4                      4.88%           8.99%             7.65%
---------------------------------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR          5-YEAR    INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              12.66%          54.92%            94.10%
  Average Annual Total Return 2                          11.66%           9.15%             7.36%
  Value of $10,000 Investment 3                         $11,166         $15,492           $19,410
  Avg. Ann. Total Return (9/30/04) 4                      7.98%           9.49%             7.60%
---------------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                                        1-YEAR          5-YEAR           10-YEAR
---------------------------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                              13.43%          59.93%           116.98%
  Average Annual Total Return 2                          13.43%           9.85%             8.05%
  Value of $10,000 Investment 3                         $11,343         $15,993           $21,698
  Avg. Ann. Total Return (9/30/04) 4                      9.71%          10.21%             8.38%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

12 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Class A (9/1/94 - 8/31/04)
[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                      Templeton Global       Citigroup World
Period                   Bond Fund        Government Bond Index 6         CPI 6
------             ---------------------  ---------------------   ---------------------
9/1/94                    $9,576               $10,000                   $10,000
9/30/94                   $9,545               $10,072                   $10,027
10/31/94                  $9,651               $10,234                   $10,034
11/30/94                  $9,587               $10,093                   $10,047
12/31/94                  $9,587               $10,121                   $10,047
1/31/95                   $9,609               $10,333                   $10,087
2/28/95                   $9,762               $10,598                   $10,128
3/31/95                   $9,840               $11,227                   $10,161
4/30/95                  $10,072               $11,435                   $10,195
5/31/95                  $10,396               $11,757                   $10,215
6/30/95                  $10,417               $11,826                   $10,235
7/31/95                  $10,530               $11,854                   $10,235
8/31/95                  $10,587               $11,447                   $10,262
9/30/95                  $10,792               $11,702                   $10,282
10/31/95                 $10,986               $11,790                   $10,315
11/30/95                 $11,090               $11,923                   $10,309
12/31/95                 $11,333               $12,048                   $10,302
1/31/96                  $11,379               $11,899                   $10,362
2/29/96                  $11,297               $11,838                   $10,396
3/31/96                  $11,321               $11,822                   $10,450
4/30/96                  $11,379               $11,775                   $10,490
5/31/96                  $11,451               $11,777                   $10,510
6/30/96                  $11,606               $11,870                   $10,517
7/31/96                  $11,642               $12,097                   $10,537
8/31/96                  $11,798               $12,144                   $10,557
9/30/96                  $11,980               $12,194                   $10,591
10/31/96                 $12,259               $12,422                   $10,624
11/30/96                 $12,577               $12,586                   $10,644
12/31/96                 $12,602               $12,484                   $10,644
1/31/97                  $12,441               $12,150                   $10,678
2/28/97                  $12,404               $12,059                   $10,711
3/31/97                  $12,292               $11,968                   $10,738
4/30/97                  $12,317               $11,863                   $10,752
5/31/97                  $12,405               $12,185                   $10,745
6/30/97                  $12,570               $12,330                   $10,758
7/31/97                  $12,620               $12,234                   $10,772
8/31/97                  $12,608               $12,227                   $10,792
9/30/97                  $12,813               $12,487                   $10,819
10/31/97                 $12,866               $12,746                   $10,846
11/30/97                 $12,839               $12,551                   $10,839
12/31/97                 $12,833               $12,513                   $10,826
1/31/98                  $12,846               $12,635                   $10,846
2/28/98                  $12,912               $12,737                   $10,866
3/31/98                  $12,912               $12,611                   $10,886
4/30/98                  $12,992               $12,813                   $10,906
5/31/98                  $13,019               $12,843                   $10,926
6/30/98                  $13,032               $12,862                   $10,940
7/31/98                  $13,018               $12,879                   $10,953
8/31/98                  $12,964               $13,230                   $10,966
9/30/98                  $13,388               $13,933                   $10,980
10/31/98                 $13,443               $14,346                   $11,007
11/30/98                 $13,402               $14,143                   $11,007
12/31/98                 $13,526               $14,428                   $11,000
1/31/99                  $13,512               $14,296                   $11,027
2/28/99                  $13,006               $13,836                   $11,040
3/31/99                  $13,091               $13,871                   $11,074
4/30/99                  $13,218               $13,866                   $11,154
5/31/99                  $12,932               $13,632                   $11,154
6/30/99                  $12,803               $13,393                   $11,154
7/31/99                  $12,904               $13,721                   $11,188
8/31/99                  $12,831               $13,785                   $11,215
9/30/99                  $12,978               $14,000                   $11,268
10/31/99                 $12,949               $13,993                   $11,289
11/30/99                 $12,786               $13,846                   $11,295
12/31/99                 $12,873               $13,813                   $11,295
1/31/00                  $12,709               $13,518                   $11,329
2/29/00                  $12,814               $13,421                   $11,396
3/31/00                  $12,935               $13,837                   $11,490
4/30/00                  $12,584               $13,385                   $11,497
5/31/00                  $12,433               $13,489                   $11,510
6/30/00                  $12,848               $13,816                   $11,570
7/31/00                  $12,709               $13,582                   $11,597
8/31/00                  $12,601               $13,480                   $11,597
9/30/00                  $12,540               $13,454                   $11,658
10/31/00                 $12,257               $13,283                   $11,678
11/30/00                 $12,480               $13,547                   $11,685
12/31/00                 $13,233               $14,032                   $11,678
1/31/01                  $13,330               $14,014                   $11,752
2/28/01                  $13,218               $14,009                   $11,799
3/31/01                  $12,891               $13,605                   $11,826
4/30/01                  $12,891               $13,556                   $11,872
5/31/01                  $12,692               $13,516                   $11,926
6/30/01                  $12,808               $13,392                   $11,946
7/31/01                  $13,008               $13,730                   $11,913
8/31/01                  $13,546               $14,246                   $11,913
9/30/01                  $13,478               $14,350                   $11,966
10/31/01                 $13,682               $14,464                   $11,926
11/30/01                 $13,777               $14,260                   $11,906
12/31/01                 $13,786               $13,893                   $11,859
1/31/02                  $13,706               $13,636                   $11,886
2/28/02                  $14,028               $13,707                   $11,933
3/31/02                  $14,054               $13,669                   $12,000
4/30/02                  $14,503               $14,158                   $12,067
5/31/02                  $14,744               $14,559                   $12,067
6/30/02                  $14,913               $15,262                   $12,074
7/31/02                  $14,849               $15,412                   $12,087
8/31/02                  $15,182               $15,681                   $12,128
9/30/02                  $15,391               $15,852                   $12,148
10/31/02                 $15,546               $15,787                   $12,168
11/30/02                 $15,756               $15,807                   $12,168
12/31/02                 $16,547               $16,602                   $12,141
1/31/03                  $16,917               $16,829                   $12,195
2/28/03                  $17,251               $17,065                   $12,289
3/31/03                  $17,290               $17,117                   $12,362
4/30/03                  $17,854               $17,322                   $12,336
5/31/03                  $19,058               $18,074                   $12,315
6/30/03                  $18,849               $17,782                   $12,329
7/31/03                  $18,110               $17,253                   $12,342
8/31/03                  $17,919               $17,160                   $12,389
9/30/03                  $19,029               $18,133                   $12,430
10/31/03                 $18,799               $18,042                   $12,416
11/30/03                 $19,126               $18,346                   $12,383
12/31/03                 $20,069               $19,077                   $12,369
1/31/04                  $20,028               $19,128                   $12,430
2/29/04                  $20,323               $19,157                   $12,497
3/31/04                  $20,443               $19,433                   $12,577
4/30/04                  $19,707               $18,600                   $12,617
5/31/04                  $19,788               $18,745                   $12,691
6/30/04                  $19,769               $18,786                   $12,732
7/31/04                  $19,848               $18,690                   $12,711
8/31/04                  $20,292               $19,132                   $12,718


[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Class C (5/1/95 - 8/31/04)

                      Templeton Global       Citigroup World
Period                   Bond Fund        Government Bond Index 6         CPI 6
------             ---------------------  ---------------------   ---------------------
5/1/95                   $10,000               $10,000                   $10,000
5/31/95                  $10,310               $10,281                   $10,020
6/30/95                  $10,330               $10,342                   $10,039
7/31/95                  $10,440               $10,366                   $10,039
8/31/95                  $10,479               $10,010                   $10,066
9/30/95                  $10,690               $10,234                   $10,086
10/31/95                 $10,879               $10,310                   $10,118
11/30/95                 $10,977               $10,426                   $10,112
12/31/95                 $11,213               $10,536                   $10,105
1/31/96                  $11,267               $10,405                   $10,165
2/29/96                  $11,194               $10,352                   $10,197
3/31/96                  $11,213               $10,338                   $10,250
4/30/96                  $11,256               $10,297                   $10,290
5/31/96                  $11,311               $10,299                   $10,309
6/30/96                  $11,460               $10,380                   $10,316
7/31/96                  $11,491               $10,579                   $10,336
8/31/96                  $11,653               $10,620                   $10,355
9/30/96                  $11,817               $10,663                   $10,388
10/31/96                 $12,100               $10,863                   $10,421
11/30/96                 $12,410               $11,006                   $10,441
12/31/96                 $12,430               $10,917                   $10,441
1/31/97                  $12,268               $10,625                   $10,474
2/28/97                  $12,214               $10,546                   $10,507
3/31/97                  $12,100               $10,465                   $10,533
4/30/97                  $12,133               $10,374                   $10,546
5/31/97                  $12,215               $10,656                   $10,540
6/30/97                  $12,360               $10,783                   $10,553
7/31/97                  $12,407               $10,699                   $10,566
8/31/97                  $12,403               $10,692                   $10,586
9/30/97                  $12,602               $10,920                   $10,612
10/31/97                 $12,636               $11,147                   $10,639
11/30/97                 $12,613               $10,976                   $10,632
12/31/97                 $12,609               $10,942                   $10,619
1/31/98                  $12,605               $11,049                   $10,639
2/28/98                  $12,665               $11,139                   $10,658
3/31/98                  $12,674               $11,028                   $10,678
4/30/98                  $12,735               $11,205                   $10,698
5/31/98                  $12,757               $11,231                   $10,718
6/30/98                  $12,780               $11,247                   $10,731
7/31/98                  $12,762               $11,262                   $10,744
8/31/98                  $12,708               $11,569                   $10,757
9/30/98                  $13,106               $12,184                   $10,770
10/31/98                 $13,154               $12,545                   $10,797
11/30/98                 $13,122               $12,368                   $10,797
12/31/98                 $13,239               $12,617                   $10,790
1/31/99                  $13,220               $12,501                   $10,816
2/28/99                  $12,720               $12,100                   $10,829
3/31/99                  $12,798               $12,130                   $10,862
4/30/99                  $12,919               $12,125                   $10,941
5/31/99                  $12,636               $11,921                   $10,941
6/30/99                  $12,506               $11,712                   $10,941
7/31/99                  $12,600               $11,999                   $10,974
8/31/99                  $12,529               $12,055                   $11,001
9/30/99                  $12,666               $12,243                   $11,053
10/31/99                 $12,632               $12,237                   $11,073
11/30/99                 $12,467               $12,108                   $11,080
12/31/99                 $12,548               $12,079                   $11,080
1/31/00                  $12,383               $11,821                   $11,113
2/29/00                  $12,481               $11,737                   $11,178
3/31/00                  $12,595               $12,100                   $11,271
4/30/00                  $12,251               $11,705                   $11,277
5/31/00                  $12,100               $11,796                   $11,290
6/30/00                  $12,485               $12,082                   $11,350
7/31/00                  $12,361               $11,878                   $11,376
8/31/00                  $12,236               $11,788                   $11,376
9/30/00                  $12,188               $11,765                   $11,435
10/31/00                 $11,909               $11,616                   $11,455
11/30/00                 $12,122               $11,846                   $11,461
12/31/00                 $12,848               $12,271                   $11,455
1/31/01                  $12,937               $12,255                   $11,527
2/28/01                  $12,824               $12,251                   $11,573
3/31/01                  $12,504               $11,897                   $11,600
4/30/01                  $12,499               $11,855                   $11,646
5/31/01                  $12,302               $11,819                   $11,698
6/30/01                  $12,410               $11,711                   $11,718
7/31/01                  $12,600               $12,006                   $11,685
8/31/01                  $13,117               $12,458                   $11,685
9/30/01                  $13,045               $12,549                   $11,738
10/31/01                 $13,237               $12,648                   $11,698
11/30/01                 $13,340               $12,470                   $11,679
12/31/01                 $13,345               $12,149                   $11,633
1/31/02                  $13,248               $11,925                   $11,659
2/28/02                  $13,555               $11,986                   $11,705
3/31/02                  $13,575               $11,953                   $11,771
4/30/02                  $14,004               $12,381                   $11,837
5/31/02                  $14,232               $12,731                   $11,837
6/30/02                  $14,391               $13,346                   $11,843
7/31/02                  $14,325               $13,477                   $11,856
8/31/02                  $14,641               $13,713                   $11,896
9/30/02                  $14,837               $13,862                   $11,916
10/31/02                 $15,000               $13,805                   $11,935
11/30/02                 $15,179               $13,823                   $11,935
12/31/02                 $15,936               $14,518                   $11,909
1/31/03                  $16,287               $14,717                   $11,962
2/28/03                  $16,604               $14,923                   $12,054
3/31/03                  $16,636               $14,969                   $12,126
4/30/03                  $17,172               $15,148                   $12,100
5/31/03                  $18,322               $15,805                   $12,080
6/30/03                  $18,115               $15,550                   $12,093
7/31/03                  $17,400               $15,088                   $12,107
8/31/03                  $17,229               $15,006                   $12,153
9/30/03                  $18,287               $15,857                   $12,192
10/31/03                 $18,061               $15,777                   $12,179
11/30/03                 $18,350               $16,043                   $12,146
12/31/03                 $19,267               $16,683                   $12,133
1/31/04                  $19,203               $16,727                   $12,192
2/29/04                  $19,479               $16,753                   $12,258
3/31/04                  $19,587               $16,993                   $12,337
4/30/04                  $18,875               $16,265                   $12,377
5/31/04                  $18,946               $16,393                   $12,449
6/30/04                  $18,941               $16,428                   $12,488
7/31/04                  $18,991               $16,344                   $12,469
8/31/04                  $19,410               $16,731                   $12,475

                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------
  ADVISOR CLASS5              8/31/04
----------------------------------------
  1-Year                       13.43%
----------------------------------------
  5-Year                        9.85%
----------------------------------------
  10-Year                       8.05%



[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Advisor Class (9/1/94 - 8/31/04) 5

                      Templeton Global       Citigroup World
Period                   Bond Fund        Government Bond Index 6         CPI 6
------             ---------------------  ---------------------   ---------------------
9/1/94                   $10,000               $10,000                   $10,000
9/30/94                   $9,967               $10,072                   $10,027
10/31/94                 $10,078               $10,234                   $10,034
11/30/94                 $10,011               $10,093                   $10,047
12/31/94                 $10,011               $10,121                   $10,047
1/31/95                  $10,034               $10,333                   $10,087
2/28/95                  $10,194               $10,598                   $10,128
3/31/95                  $10,275               $11,227                   $10,161
4/30/95                  $10,518               $11,435                   $10,195
5/31/95                  $10,856               $11,757                   $10,215
6/30/95                  $10,878               $11,826                   $10,235
7/31/95                  $10,996               $11,854                   $10,235
8/31/95                  $11,056               $11,447                   $10,262
9/30/95                  $11,269               $11,702                   $10,282
10/31/95                 $11,472               $11,790                   $10,315
11/30/95                 $11,580               $11,923                   $10,309
12/31/95                 $11,834               $12,048                   $10,302
1/31/96                  $11,883               $11,899                   $10,362
2/29/96                  $11,797               $11,838                   $10,396
3/31/96                  $11,822               $11,822                   $10,450
4/30/96                  $11,883               $11,775                   $10,490
5/31/96                  $11,957               $11,777                   $10,510
6/30/96                  $12,119               $11,870                   $10,517
7/31/96                  $12,157               $12,097                   $10,537
8/31/96                  $12,320               $12,144                   $10,557
9/30/96                  $12,510               $12,194                   $10,591
10/31/96                 $12,802               $12,422                   $10,624
11/30/96                 $13,134               $12,586                   $10,644
12/31/96                 $13,160               $12,484                   $10,644
1/31/97                  $13,072               $12,150                   $10,678
2/28/97                  $13,036               $12,059                   $10,711
3/31/97                  $12,920               $11,968                   $10,738
4/30/97                  $12,949               $11,863                   $10,752
5/31/97                  $13,057               $12,185                   $10,745
6/30/97                  $13,207               $12,330                   $10,758
7/31/97                  $13,263               $12,234                   $10,772
8/31/97                  $13,266               $12,227                   $10,792
9/30/97                  $13,484               $12,487                   $10,819
10/31/97                 $13,529               $12,746                   $10,846
11/30/97                 $13,509               $12,551                   $10,839
12/31/97                 $13,514               $12,513                   $10,826
1/31/98                  $13,517               $12,635                   $10,846
2/28/98                  $13,590               $12,737                   $10,866
3/31/98                  $13,607               $12,611                   $10,886
4/30/98                  $13,679               $12,813                   $10,906
5/31/98                  $13,711               $12,843                   $10,926
6/30/98                  $13,743               $12,862                   $10,940
7/31/98                  $13,717               $12,879                   $10,953
8/31/98                  $13,673               $13,230                   $10,966
9/30/98                  $14,110               $13,933                   $10,980
10/31/98                 $14,173               $14,346                   $11,007
11/30/98                 $14,132               $14,143                   $11,007
12/31/98                 $14,282               $14,428                   $11,000
1/31/99                  $14,270               $14,296                   $11,027
2/28/99                  $13,738               $13,836                   $11,040
3/31/99                  $13,830               $13,871                   $11,074
4/30/99                  $13,953               $13,866                   $11,154
5/31/99                  $13,653               $13,632                   $11,154
6/30/99                  $13,520               $13,393                   $11,154
7/31/99                  $13,630               $13,721                   $11,188
8/31/99                  $13,568               $13,785                   $11,215
9/30/99                  $13,713               $14,000                   $11,268
10/31/99                 $13,701               $13,993                   $11,289
11/30/99                 $13,532               $13,846                   $11,295
12/31/99                 $13,609               $13,813                   $11,295
1/31/00                  $13,438               $13,518                   $11,329
2/29/00                  $13,552               $13,421                   $11,396
3/31/00                  $13,683               $13,837                   $11,490
4/30/00                  $13,330               $13,385                   $11,497
5/31/00                  $13,157               $13,489                   $11,510
6/30/00                  $13,600               $13,816                   $11,570
7/31/00                  $13,456               $13,582                   $11,597
8/31/00                  $13,343               $13,480                   $11,597
9/30/00                  $13,298               $13,454                   $11,658
10/31/00                 $13,001               $13,283                   $11,678
11/30/00                 $13,224               $13,547                   $11,685
12/31/00                 $14,026               $14,032                   $11,678
1/31/01                  $14,131               $14,014                   $11,752
2/28/01                  $14,015               $14,009                   $11,799
3/31/01                  $13,671               $13,605                   $11,826
4/30/01                  $13,674               $13,556                   $11,872
5/31/01                  $13,465               $13,516                   $11,926
6/30/01                  $13,591               $13,392                   $11,946
7/31/01                  $13,807               $13,730                   $11,913
8/31/01                  $14,383               $14,246                   $11,913
9/30/01                  $14,311               $14,350                   $11,966
10/31/01                 $14,532               $14,464                   $11,926
11/30/01                 $14,636               $14,260                   $11,906
12/31/01                 $14,648               $13,893                   $11,859
1/31/02                  $14,568               $13,636                   $11,886
2/28/02                  $14,913               $13,707                   $11,933
3/31/02                  $14,944               $13,669                   $12,000
4/30/02                  $15,425               $14,158                   $12,067
5/31/02                  $15,684               $14,559                   $12,067
6/30/02                  $15,868               $15,262                   $12,074
7/31/02                  $15,803               $15,412                   $12,087
8/31/02                  $16,162               $15,681                   $12,128
9/30/02                  $16,388               $15,852                   $12,148
10/31/02                 $16,557               $15,787                   $12,168
11/30/02                 $16,764               $15,807                   $12,168
12/31/02                 $17,611               $16,602                   $12,141
1/31/03                  $18,010               $16,829                   $12,195
2/28/03                  $18,369               $17,065                   $12,289
3/31/03                  $18,416               $17,117                   $12,362
4/30/03                  $19,021               $17,322                   $12,336
5/31/03                  $20,311               $18,074                   $12,315
6/30/03                  $20,092               $17,782                   $12,329
7/31/03                  $19,307               $17,253                   $12,342
8/31/03                  $19,128               $17,160                   $12,389
9/30/03                  $20,318               $18,133                   $12,430
10/31/03                 $20,076               $18,042                   $12,416
11/30/03                 $20,410               $18,346                   $12,383
12/31/03                 $21,423               $19,077                   $12,369
1/31/04                  $21,383               $19,128                   $12,430
2/29/04                  $21,703               $19,157                   $12,497
3/31/04                  $21,836               $19,433                   $12,577
4/30/04                  $21,052               $18,600                   $12,617
5/31/04                  $21,144               $18,745                   $12,691
6/30/04                  $21,149               $18,786                   $12,732
7/31/04                  $21,216               $18,690                   $12,711
8/31/04                  $21,698               $19,132                   $12,718

ENDNOTES


CHANGES IN INTEREST RATES WILL AFFECT THE VALUE, SHARE PRICE AND YIELD OF THE FUND'S PORTFOLIO. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND SOCIAL, POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:          Shares are available to certain eligible investors as
                        described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +64.88% and +6.74%.

6. Source: Standard & Poor's Micropal. The Citigroup World Government Bond Index is market capitalization weighted and tracks total returns of government bonds in 17 developed countries globally.

14 |  Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

O Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

O Ongoing Fund costs, including management fees, distribution and service
  (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.
    IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
    IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 2/29/04      VALUE 8/31/04   PERIOD* 2/29/04-8/31/04
--------------------------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $998.50                $5.63
  Hypothetical (5% return before expenses)    $1,000            $1,019.51                $5.69
--------------------------------------------------------------------------------------------------------------------------
  CLASS C
--------------------------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $996.50                $7.63
  Hypothetical (5% return before expenses)    $1,000            $1,017.50                $7.71
--------------------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------
  Actual                                      $1,000              $999.70                $4.39
  Hypothetical (5% return before expenses)    $1,000            $1,020.71                $4.43

*Expenses are equal to the annualized expense ratio for each class (A: 1.12%; C:
1.52%; and Advisor: 0.87%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

16 |  Annual Report

Templeton Global Bond Fund

FINANCIAL HIGHLIGHTS

                                                                   --------------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
CLASS A                                                                2004         2003       2002        2001            2000
                                                                   --------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................            $9.39        $8.40      $8.02       $8.05          $8.81
                                                                   --------------------------------------------------------------
Income from investment operations:

 Net investment income a .................................              .38          .38        .43 d       .56            .65

 Net realized and unrealized gains (losses) ..............              .85         1.11        .50 d       .01           (.80)
                                                                   --------------------------------------------------------------
Total from investment operations .........................             1.23         1.49        .93         .57           (.15)
                                                                   --------------------------------------------------------------
Less distributions from:

 Net investment income ...................................             (.62)        (.50)      (.40)       (.18)          (.60)

 Net realized gains ......................................             --           --         --          --             (.01)

 Tax return of capital ...................................             --           --         (.15)       (.42)           --
                                                                   --------------------------------------------------------------
Total distributions ......................................             (.62)        (.50)      (.55)       (.60)          (.61)
                                                                   --------------------------------------------------------------
Redemption fees ..........................................             --  c         --         --          --             --
                                                                   --------------------------------------------------------------
Net asset value, end of year .............................           $10.00        $9.39      $8.40       $8.02          $8.05
                                                                   ==============================================================

Total return b ...........................................           13.24%       18.03%     12.08%       7.51%         (1.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................         $575,480     $351,771   $224,269    $178,785        $114,247

Ratios to average net assets:

 Expenses ................................................            1.13%        1.10%      1.21%       1.33%          1.23%

 Net investment income ...................................            3.80%        4.11%      5.27% d     7.06%          7.19%

Portfolio turnover rate ..................................           31.48%       63.64%     57.71%     101.11%        179.84%




aBased on average daily shares outstanding.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

cAmount is less than $0.001 per share.

dEffective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:

  Net investment income per share ......................................................................  $(.12)
  Net realized and unrealized gains/(losses) per share .................................................    .12
  Ratio of net investment income to average net assets .................................................  (1.43)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

                         Annual Report | See notes to financial statements. | 17

Templeton Global Bond Fund

                                                                   --------------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
CLASS C                                                                2004         2003       2002        2001            2000
                                                                   --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................            $9.40        $8.41      $8.03       $8.05           $8.82
                                                                   --------------------------------------------------------------
Income from investment operations:

 Net investment income a .................................              .34          .34        .40 d       .53             .58

 Net realized and unrealized gains (losses) ..............              .85         1.11        .50 d       .02            (.78)
                                                                   --------------------------------------------------------------
Total from investment operations .........................             1.19         1.45        .90         .55            (.20)
                                                                   --------------------------------------------------------------
Less distributions from:

 Net investment income ...................................             (.58)        (.46)      (.38)       (.15)           (.56)

 Net realized gains ......................................              --           --         --          --             (.01)

 Tax return of capital ...................................              --           --         (.14)       (.42)            --
                                                                   --------------------------------------------------------------
Total distributions ......................................             (.58)        (.46)      (.52)       (.57)           (.57)
                                                                   --------------------------------------------------------------

Redemption fees ..........................................              -- c         --         --          --              --
                                                                   --------------------------------------------------------------

Net asset value, end of year .............................           $10.01        $9.40      $8.41       $8.03          $8.05
                                                                   ==============================================================


Total return b ...........................................           12.66%       17.67%     11.62%       7.20%         (2.34)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................         $141,485      $74,102    $25,444     $13,784         $11,966

Ratios to average net assets:

 Expenses ................................................            1.53%        1.50%      1.59%       1.73%          1.62%

 Net investment income ...................................            3.40%        3.71%      4.89% d     6.65%          6.78%

Portfolio turnover rate ..................................           31.48%       63.64%     57.71%     101.11%        179.84%




aBased on average daily shares outstanding.

bTotal return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.

cAmount is less than $0.001 per share.

dEffective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:

  Net investment income per share ......................................................................  $(.12)
  Net realized and unrealized gains/(losses) per share .................................................    .12
  Ratio of net investment income to average net assets .................................................  (1.43)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

18 |  See notes to financial statements.  |  Annual Report

Templeton Global Bond Fund

                                                                   --------------------------------------------------------------
                                                                                          YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                          2004         2003       2002        2001            2000
                                                                   --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................            $9.38        $8.39      $8.01       $8.04          $8.81
                                                                   --------------------------------------------------------------
Income from investment operations:

 Net investment income a .................................              .40          .40        .45 d       .58            .63

 Net realized and unrealized gains (losses) ..............              .84         1.11        .50 d       .01            (.77)
                                                                   --------------------------------------------------------------
Total from investment operations .........................             1.24         1.51        .95         .59            (.14)
                                                                   --------------------------------------------------------------

Less distributions from:

 Net investment income ...................................             (.64)        (.52)      (.41)       (.20)           (.62)

 Net realized gains ......................................             --           --         --          --              (.01)

 Tax return of capital ...................................             --           --         (.16)       (.42)           --

Total distributions ......................................             (.64)        (.52)      (.57)       (.62)           (.63)
                                                                   --------------------------------------------------------------
Redemption fees ..........................................              -- c        --         --          --             --
                                                                   --------------------------------------------------------------
Net asset value, end of year .............................            $9.98        $9.38      $8.39       $8.01           $8.04
                                                                   ==============================================================


Total return b ...........................................           13.43%       18.35%     12.37%       7.79%         (1.65)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................         $117,398      $50,480    $12,014        $289            $413

Ratios to average net assets:

 Expenses ................................................             .88%         .85%       .96%       1.09%           .98%

 Net investment income ...................................            4.05%        4.36%      5.52% d     7.33%          7.28%

Portfolio turnover rate ..................................           31.48%       63.64%     57.71%     101.11%        179.84%




aBased on average daily shares outstanding.

bTotal return is not annualized for periods less than one year.

cAmount is less than $0.001 per share.

dEffective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:

  Net investment income per share ......................................................................  $(.12)
  Net realized and unrealized gains/(losses) per share .................................................    .12
  Ratio of net investment income to average net assets .................................................  (1.43)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

                         Annual Report | See notes to financial statements. | 19

Templeton Global Bond Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2004

---------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT A           VALUE
---------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 94.0%
   AUSTRALIA 5.6%
   New South Wales Treasury Corp.,
     6.50%, 5/01/06 ...................................................................     3,400,000 AUD   $    2,442,445
     8.00%, 3/01/08 ...................................................................    15,900,000 AUD       12,079,736
     6.00%, 5/01/12 ...................................................................    18,300,000 AUD       13,135,247
   Queensland Treasury Corp.,
     6.00%, 7/14/09 ...................................................................    17,500,000 AUD       12,617,133
     6.00%, 10/14/15 ..................................................................     8,763,000 AUD        6,290,402
                                                                                                            ---------------
                                                                                                                46,564,963
                                                                                                            ---------------
   AUSTRIA 3.8%
   Republic of Austria,
     5.00%, 1/15/08 ...................................................................     5,000,000 EUR        6,474,527
     4.00%, 7/15/09 ...................................................................     9,400,000 EUR       11,781,267
     5.00%, 7/15/12 ...................................................................     4,030,000 EUR        5,273,289
     4.65%, 1/15/18 ...................................................................     6,500,000 EUR        8,160,153
                                                                                                            ---------------
                                                                                                                31,689,236
                                                                                                            ---------------
   BELGIUM 1.6%
   Kingdom of Belgium,
     4.75%, 9/28/06 ...................................................................     3,700,000 EUR        4,695,719
     8.50%, 10/01/07 ..................................................................     4,274,000 EUR        6,049,431
     5.00%, 9/28/12 ...................................................................     1,990,000 EUR        2,605,883
                                                                                                            ---------------
                                                                                                                13,351,033
                                                                                                            ---------------
   BRAZIL .6%
   Republic of Brazil, DCB, L, FRN, 2.125%, 4/15/12 ...................................     5,468,256            4,955,607
                                                                                                            ---------------
   CANADA 1.7%
   Government of Canada,
     3.00%, 6/01/06 ...................................................................     5,400,000 CAD        4,103,279
     6.00%, 6/01/11 ...................................................................     2,638,000 CAD        2,197,903
     5.25%, 6/01/12 ...................................................................    10,000,000 CAD        7,993,397
                                                                                                            ---------------
                                                                                                                14,294,579
                                                                                                            ---------------
   COLOMBIA .5%
   Republic of Colombia,
     10.75%, 1/15/13 ..................................................................       600,000              697,140
     11.75%, 2/25/20 ..................................................................     2,950,000            3,624,517
                                                                                                            ---------------
                                                                                                                 4,321,657
                                                                                                            ---------------
   DENMARK 2.1%
   Kingdom of Denmark,
     8.00%, 3/15/06 ...................................................................    37,076,000 DKK        6,552,641
     7.00%, 11/15/07 ..................................................................     5,850,000 DKK        1,072,230
     4.00%, 8/15/08 ...................................................................     3,200,000 DKK          537,817
     6.00%, 11/15/11 ..................................................................    11,100,000 DKK        2,053,802
     5.00%, 11/15/13 ..................................................................    42,200,000 DKK        7,336,537
                                                                                                            ---------------
                                                                                                                17,553,027
                                                                                                            ---------------





20 |  Annual Report

Templeton Global Bond Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT A           VALUE
---------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   FINLAND 3.8%
   Government of Finland,
     7.25%, 4/18/06 ................................................................        4,225,000 EUR   $    5,524,632
     5.00%, 4/25/09 ................................................................       15,300,000 EUR       19,990,557
     5.375%, 7/04/13 ...............................................................        4,400,000 EUR        5,911,745
                                                                                                            ---------------
                                                                                                                31,426,934
                                                                                                            ---------------
   FRANCE 4.1%
   French Treasury Note, 3.50%, 1/12/08 ............................................        5,320,000 EUR        6,585,346
   Government of France,
     5.00%, 4/25/12 ................................................................        3,690,000 EUR        4,840,988
     4.00%, 4/25/13 ................................................................       13,500,000 EUR       16,490,774
     4.25%, 4/25/19 ................................................................        5,100,000 EUR        6,099,646
                                                                                                            ---------------
                                                                                                                34,016,754
                                                                                                            ---------------
   GERMANY 2.4%
   Federal Republic of Germany,
     3.25%, 9/24/04 ................................................................        1,000,000 EUR        1,216,105
     2.50%, 9/16/05 ................................................................        3,800,000 EUR        4,631,775
     4.00%, 2/16/07 ................................................................        6,500,000 EUR        8,156,559
     5.00%, 1/04/12 ................................................................        4,500,000 EUR        5,910,475
                                                                                                            ---------------
                                                                                                                19,914,914
                                                                                                            ---------------
   GREECE 1.7%
   Republic of Greece,
     4.60%, 5/20/13 ................................................................        6,200,000 EUR        7,816,232
     4.50%, 5/20/14 ................................................................        2,900,000 EUR        3,606,180
   Republic of Hellenic, 6.50%, 10/22/19 ...........................................        1,800,000 EUR        2,646,208
                                                                                                            ---------------
                                                                                                                14,068,620
                                                                                                            ---------------
   HUNGARY 1.3%
   Government of Hungary,
     9.25%, 5/12/05 ................................................................      181,400,000 HUF          874,683
     8.50%, 10/12/05 ...............................................................    1,998,500,000 HUF        9,491,041
     7.00%, 4/12/06 ................................................................      103,000,000 HUF          474,583
                                                                                                            ---------------
                                                                                                                10,840,307
                                                                                                            ---------------
   INDONESIA 5.2%
   Indonesia Recapital Bond,
     14.00%, 6/15/09 ...............................................................   70,517,000,000 IDR        8,415,027
     13.15%, 3/15/10 ...............................................................  147,815,000,000 IDR       17,067,710
     14.275%, 12/15/13 .............................................................  119,678,000,000 IDR       14,589,945
     FRN, 14.25%, 6/15/13 ..........................................................   25,500,000,000 IDR        3,105,303
                                                                                                            ---------------
                                                                                                                43,177,985
                                                                                                            ---------------
   IRISH REPUBLIC 2.4%
   Republic of Ireland,
     4.25%, 10/18/07 ...............................................................        9,550,000 EUR       12,095,843
     5.00%, 4/18/13 ................................................................        2,100,000 EUR        2,751,458
     4.60%, 4/18/16 ................................................................        4,400,000 EUR        5,565,606
                                                                                                            ---------------
                                                                                                                20,412,907
                                                                                                            ---------------



                                                              Annual Report | 21

Templeton Global Bond Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT A           VALUE
---------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ITALY 1.0%
   Buoni Poliennali del Tesoro, 8.75%, 7/01/06 .....................................          951,000 EUR   $    1,285,026
   Government of Italy, 10.50%, 4/01/05 ............................................        5,776,001 EUR        7,333,367
                                                                                                            ---------------
                                                                                                                 8,618,393
                                                                                                            ---------------
   MEXICO 1.0%
   United Mexican States,
     144A, 7.50%, 3/08/10 ..........................................................        3,300,000 EUR        4,589,216
     Reg S, 7.50%, 3/08/10 .........................................................        2,500,000 EUR        3,476,678
                                                                                                            ---------------
                                                                                                                 8,065,894
                                                                                                            ---------------
   NETHERLANDS 3.0%
   Government of Netherlands,
     6.00%, 1/15/06 ................................................................        3,100,000 EUR        3,951,856
     3.00%, 7/15/07 ................................................................        3,350,000 EUR        4,094,879
     3.75%, 7/15/09 ................................................................        3,600,000 EUR        4,464,343
     5.00%, 7/15/12 ................................................................          500,000 EUR          655,170
     7.50%, 1/15/23 ................................................................        7,300,000 EUR       12,145,374
                                                                                                            ---------------
                                                                                                                25,311,622
                                                                                                            ---------------
   NEW ZEALAND 7.7%
   Government of New Zealand,
     6.50%, 2/15/06 ................................................................       33,300,000 NZD       21,942,704
     7.00%, 7/15/09 ................................................................       27,588,000 NZD       18,703,775
     6.00%, 11/15/11 ...............................................................       10,837,000 NZD        7,032,374
     6.50%, 4/15/13 ................................................................       25,050,000 NZD       16,760,508
                                                                                                            ---------------
                                                                                                                64,439,361
                                                                                                            ---------------
   NORWAY 3.4%
   Kingdom of Norway,
     5.75%, 11/30/04 ...............................................................       50,760,000 NOK        7,414,067
     6.75%, 1/15/07 ................................................................      133,350,000 NOK       21,083,997
                                                                                                            ---------------
                                                                                                                28,498,064
                                                                                                            ---------------
   PERU .2%
   Republic of Peru, 9.875%, 2/06/15 ...............................................        1,100,000            1,245,750
                                                                                                            ---------------
   PHILIPPINES 1.9%
   Republic of Philippines,
     9.00%, 2/15/13 ................................................................        3,675,000            3,812,996
     FRN, 2.4375%, 6/01/08 .........................................................          533,333              498,347
     Reg S, 9.375%, 12/07/06 .......................................................        4,481,000 EUR        5,929,358
     Reg S, 9.125%, 2/22/10 ........................................................        4,125,000 EUR        5,287,072
                                                                                                            ---------------
                                                                                                                15,527,773
                                                                                                            ---------------
   POLAND 5.3%
   Republic of Poland,
     8.50%, 11/12/06 ...............................................................       68,850,000 PLN       19,047,970
     8.50%, 5/12/07 ................................................................       48,740,000 PLN       13,574,532
     6.00%, 5/24/09 ................................................................       44,000,000 PLN       11,253,459
                                                                                                            ---------------
                                                                                                                43,875,961
                                                                                                            ---------------




22 |  Annual Report

Templeton Global Bond Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT A           VALUE
---------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   RUSSIA 1.7%
   Federation of Russia, Reg S, 12.75%, 6/24/28 ....................................     $  9,550,000       $   14,508,838
                                                                                                            ---------------
   SOUTH AFRICA .2%
   Republic of South Africa, 5.25%, 5/16/13 ........................................        1,200,000 EUR        1,464,926
                                                                                                            ---------------
   SOUTH KOREA 11.8%
   Korea Treasury Bond,
     4.50%, 3/05/06 ................................................................    6,000,000,000 KRW        5,398,104
     4.50%, 9/03/06 ................................................................   28,500,000,000 KRW       25,749,317
     6.90%, 1/16/07 ................................................................   38,100,000,000 KRW       35,862,490
     5.77%, 10/09/07 ...............................................................   27,800,000,000 KRW       25,891,880
     4.75%, 3/12/08 ................................................................    3,250,000,000 KRW        2,985,468
     5.00%, 3/26/13 ................................................................    2,500,000,000 KRW        2,356,316
                                                                                                            ---------------
                                                                                                                98,243,575
                                                                                                            ---------------
   SPAIN .7%
   Government of Spain, 8.80%, 4/30/06 .............................................        4,649,855 EUR        6,231,695
                                                                                                            ---------------
   SWEDEN 7.9%
   Kingdom of Sweden,
     6.00%, 2/09/05 ................................................................       24,500,000 SEK        3,313,931
     3.50%, 4/20/06 ................................................................      138,350,000 SEK       18,631,783
     8.00%, 8/15/07 ................................................................      154,945,000 SEK       23,321,813
     6.50%, 5/05/08 ................................................................       28,900,000 SEK        4,239,381
     5.00%, 1/28/09 ................................................................        4,500,000 SEK          630,192
     5.50%, 10/08/12 ...............................................................      108,400,000 SEK       15,633,621
                                                                                                            ---------------
                                                                                                                65,770,721
                                                                                                            ---------------
   THAILAND 6.0%
   Government of Thailand, 6.00%, 3/05/05 ..........................................      319,900,000 THB        7,851,068
   Kingdom of Thailand,
     8.50%, 10/14/05 ...............................................................    1,087,100,000 THB       27,993,204
     2.00%, 1/24/06 ................................................................      100,000,000 THB        2,398,444
     8.00%, 12/08/06 ...............................................................      370,000,000 THB        9,979,064
     4.125%, 2/12/08 ...............................................................       73,000,000 THB        1,818,822
     8.50%, 12/08/08 ...............................................................        8,500,000 THB          245,136
                                                                                                            ---------------
                                                                                                                50,285,738
                                                                                                            ---------------
   UKRAINE 3.0%
   Republic of Ukraine,
     144A, 6.875%, 3/04/11 .........................................................        5,300,000            5,254,420
     144A, 7.65%, 6/11/13 ..........................................................       10,192,000           10,336,777
     FRN, 5.361%, 8/05/09 ..........................................................        4,000,000            4,111,400
     Reg S, 10.00%, 3/15/07 ........................................................          616,011 EUR          804,601
     Reg S, 6.875%, 3/04/11 ........................................................        3,500,000            3,473,957
     Reg S, 7.65%, 6/11/13 .........................................................        1,020,000            1,034,489
                                                                                                            ---------------
                                                                                                                25,015,644
                                                                                                            ---------------
   UNITED KINGDOM .1%
   United Kingdom, 8.50%, 7/16/07 ..................................................          581,000 GBP        1,146,050
                                                                                                            ---------------



                                                              Annual Report | 23

Templeton Global Bond Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT A           VALUE
---------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   VENEZUELA 2.3%
     Republic of Venezuela,
     10.75%, 9/19/13 ...............................................................      $ 1,600,000       $    1,748,000
     9.25%, 9/15/27 ................................................................       14,480,000           13,538,800
     FRN, 2.632%, 4/20/11 ..........................................................        5,100,000            4,277,625
                                                                                                            ---------------
                                                                                                                19,564,425
                                                                                                            ---------------
   TOTAL LONG TERM INVESTMENTS (COST $733,353,378)                                                             784,402,953
                                                                                                            ---------------
   SHORT TERM INVESTMENTS 3.2%
   NORWAY .6%
    Norwegian Treasury Bill, 1.987%, 6/15/05 .......................................       35,000,000 NOK         4,990,523
                                                                                                            ---------------
   THAILAND .1%
   Thailand Treasury Bill, 1.381%, 10/07/04 ........................................       43,800,000 THB         1,038,402
                                                                                                            ---------------
   UNITED STATES 2.5%
   Dresdner Bank AG, Time Deposit, 1.57%, 9/01/04 ..................................       20,725,000           20,725,000
                                                                                                            ---------------
   TOTAL SHORT TERM INVESTMENTS (COST $26,830,975) .................................                            26,753,925
                                                                                                            ---------------
   TOTAL INVESTMENTS (COST $760,184,353) 97.2% .....................................                           811,156,878
   OTHER ASSETS, LESS LIABILITIES 2.8% .............................................                            23,205,411
                                                                                                            ---------------
   NET ASSETS 100.0% ...............................................................                        $  834,362,289
                                                                                                            ---------------


CURRENCY ABBREVIATIONS: | AUD - Australian Dollar | CAD - Canadian Dollar | DKK - Danish Krone | EUR - Euro
                          GBP - British Pound | HUF - Hungarian Forint | IDR - Indonesian Rupiah
                          KRW - Korean Won | NOK - Norwegian Krone | NZD - New Zealand Dollar
                          PLN - Polish Zloty | SEK - Swedish Krona | THB - Thai Baht

aThe principal amount is stated in U.S. dollars unless otherwise indicated.


24 |  See notes to financial statements.  |  Annual Report

Templeton Global Bond Fund

FINANCIAL STATEMENTS

Templeton Global Bond Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004

Assets:
 Investments in securities:
  Cost ...............................................................    $760,184,353
                                                                          -------------
  Value ..............................................................     811,156,878
 Cash ................................................................           3,247
 Foreign currency, at value (cost $3,732,667) ........................       3,765,078
 Receivables:
  Investment securities sold .........................................       4,287,335
  Capital shares sold ................................................       4,966,394
  Interest ...........................................................      18,847,174
                                                                          -------------
      Total assets ...................................................     843,026,106
                                                                          -------------
Liabilities:
 Payables:
  Investment securities purchased ....................................       6,356,751
  Capital shares redeemed ............................................       1,368,932
  Affiliates .........................................................         700,779
 Other liabilities ...................................................         237,355
                                                                          -------------
      Total liabilities ..............................................       8,663,817
                                                                          -------------
        Net assets, at value .........................................    $834,362,289
                                                                          -------------
Net assets consist of:
 Distributions in excess of net investment income ....................     $(9,676,509)
 Net unrealized appreciation (depreciation) ..........................      50,986,397
 Accumulated net realized gain (loss) ................................     (15,150,397)
 Capital shares ......................................................     808,202,798
                                                                          -------------
        Net assets, at value .........................................    $834,362,289
                                                                          =============
CLASS A:
 Net assets, at value ................................................    $575,479,886
                                                                          =============
 Shares outstanding ..................................................      57,535,480
                                                                          =============
 Net asset value per sharea ..........................................          $10.00
                                                                          =============
 Maximum offering price per share (net asset value per share / 95.75%)          $10.44
                                                                          =============
CLASS C:
 Net assets, at value ................................................    $141,484,610
                                                                          =============
 Shares outstanding ..................................................      14,127,935
                                                                          =============
 Net asset value and maximum offering price per share a ..............          $10.01
                                                                          =============
ADVISOR CLASS:
 Net assets, at value ................................................    $117,397,793
                                                                          =============
 Shares outstanding ..................................................      11,759,554
                                                                          =============
 Net asset value and maximum offering price per share b ..............           $9.98
                                                                          =============

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

bRedemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

                         Annual Report | See notes to financial statements. | 25

Templeton Global Bond Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2004

Interest income (Net of foreign taxes of $682,198) ......................    $33,695,007
                                                                             ------------
Expenses:
 Management fees (Note 3) ...............................................      3,182,306
 Administrative fees (Note 3) ...........................................        942,075
 Distribution fees (Note 3)
  Class A ...............................................................      1,206,933
  Class C ...............................................................        738,749
 Transfer agent fees (Note 3) ...........................................      1,117,900
 Custodian fees (Note 4) ................................................        327,425
 Reports to shareholders ................................................         87,400
 Registration and filing fees ...........................................        137,500
 Professional fees ......................................................        136,700
 Trustees' fees and expenses ............................................         34,300
 Other ..................................................................         27,700
                                                                             ------------
      Total expenses ....................................................      7,938,988
      Expense reductions (Note 4) .......................................         (1,703)
                                                                             ------------
        Net expenses ....................................................      7,937,285
                                                                             ------------
          Net investment income .........................................     25,757,722
                                                                             ------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ...........................................................      5,704,394
  Foreign currency transactions .........................................        308,747
                                                                             ------------
        Net realized gain (loss) 6,013,141 Net unrealized appreciation
 (depreciation) on:
  Investments ...........................................................     38,463,835
  Translation of assets and liabilities denominated in foreign currencies        156,819
                                                                             ------------
        Net unrealized appreciation (depreciation) ......................     38,620,654
                                                                             ------------
Net realized and unrealized gain (loss) .................................     44,633,795
                                                                             ------------
Net increase (decrease) in net assets resulting from operations .........    $70,391,517
                                                                             ============


26 |  See notes to financial statements.  |  Annual Report

Templeton Global Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 2004 and 2003

                                                                         ------------------------------
                                                                              2004             2003
                                                                         ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................     $25,757,722      $16,051,637
  Net realized gain (loss) from investments and
  foreign currency transactions .....................................       6,013,141       20,578,452
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies ......................      38,620,654       16,272,679
                                                                         ------------------------------
      Net increase (decrease) in net assets resulting from operations      70,391,517       52,902,768
 Distributions to shareholders from:
  Net investment income:

   Class A ..........................................................     (29,015,629)     (16,859,977)
   Class C ..........................................................      (6,342,008)      (2,404,822)
   Advisor Class ....................................................      (5,486,308)      (1,478,895)
                                                                         ------------------------------
 Total distributions to shareholders ................................     (40,843,945)     (20,743,694)
 Capital share transactions (Note 2):

   Class A ..........................................................     201,398,208       99,397,167
   Class C ..........................................................      63,098,886       45,863,607
   Advisor Class ....................................................      63,947,008       37,205,774
                                                                         ------------------------------
 Total capital share transactions ...................................     328,444,102      182,466,548
 Redemption fees (Note 1g) ..........................................          17,352             --
                                                                         ------------------------------
   Net increase (decrease) in net assets ............................     358,009,026      214,625,622
Net assets:

 Beginning of year ..................................................     476,353,263      261,727,641
                                                                         ------------------------------
 End of year ........................................................    $834,362,289     $476,353,263
                                                                         ==============================
Distributions in excess of net investment income/undistributed net investment income included in net assets:
 End of year ........................................................     $(9,676,509)      $2,148,778
                                                                         ==============================

                         Annual Report | See notes to financial statements. | 27

Templeton Global Bond Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund) is a separate, non-diversified series of Templeton Income Trust (the Trust), an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in "bonds." "Bonds" include debt Securities of any maturity, such as bonds, notes and debentures. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

28 |  Annual Report

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

G. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital as noted on the Statement of Changes.

                                                              Annual Report | 29

Templeton Global Bond Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class of shares and its exchange privilege.

At August 31, 2004, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                       ---------------------------------------------------------------
                                                              YEAR ENDED AUGUST 31,
                                                   2004                               2003
                                       ---------------------------------------------------------------
                                          SHARES         AMOUNT              SHARES         AMOUNT
                                       ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold .........................  39,445,491    $393,127,909         53,044,216    $498,883,647
 Shares issued in reinvestment of
  distributions ......................   2,148,421      21,476,954          1,390,384      12,727,134
 Shares redeemed ..................... (21,508,616)   (213,206,655)       (43,693,214)   (412,213,614)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............  20,085,296    $201,398,208         10,741,386    $ 99,397,167
                                       ===============================================================
CLASS C SHARES:
 Shares sold .........................   8,968,116    $ 90,246,061          7,277,924    $ 68,470,523
 Shares issued in reinvestment of
  distributions ......................     427,555       4,279,823            183,684       1,697,279
 Shares redeemed .....................  (3,146,778)    (31,426,998)        (2,608,697)    (24,304,195)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............   6,248,893    $ 63,098,886          4,852,911    $ 45,863,607
                                       ===============================================================
ADVISOR CLASS SHARES:
 Shares sold .........................   8,194,354    $ 82,240,684          4,667,801    $ 43,736,813
 Shares issued in reinvestment of
  distributions ......................     445,830       4,448,279            157,441       1,458,404
 Shares redeemed .....................  (2,264,330)    (22,741,955)          (874,248)     (7,989,443)
                                       ---------------------------------------------------------------
 Net increase (decrease) .............   6,375,854    $ 63,947,008          3,950,994    $ 37,205,774
                                       ===============================================================

30 |  Annual Report

Templeton Global Bond Fund

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers or directors of the following entities:

-----------------------------------------------------------------------------------------------------------
  ENTITY                                                                            AFFILIATION
-----------------------------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                                                Investment manager
  Franklin Templeton Services, LLC (FT Services)                                    Administrative manager
  Franklin Templeton/Distributors, Inc. (Distributors)                              Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)                     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
         0.50%          First $200 million
         0.45%          Over $200 million, up to and including $1.3 billion
         0.40%          In excess of $1.3 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25% and 0.65% per year of the average daily net assets of Class A and Class C shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Under the Class A distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At August 31, 2004, Distributors advised the Fund unreimbursed costs were $1,850,993.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the year:

Sales charges received ......................................   $197,937
Contingent deferred sales charges retained ..................   $ 40,634

                                                              Annual Report | 31

Templeton Global Bond Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,117,900, of which $612,807 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2004, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2008 ...................................................... $ 2,247,776
 2009 ......................................................   4,159,943
 2010 ......................................................   8,730,708
                                                             ------------
                                                             $15,138,427
                                                             ============

At August 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................  $771,634,940
                                                           -------------
Unrealized appreciation .................................  $ 49,872,662
Unrealized depreciation .................................   (10,350,724)
                                                           -------------
Net unrealized appreciation (depreciation) ..............  $ 39,521,938
                                                           =============
Distributable earnings-undistributed ordinary income ....  $  1,762,107
                                                           =============

The tax character of distributions paid during the year ended August 31, 2004 and 2003, was as follows:

                                             ---------------------------
                                                2004            2003
                                             ---------------------------
Distributions paid from:
 Ordinary income ..........................  $40,843,945     $20,743,694

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums .

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums .

32 |  Annual Report

Templeton Global Bond Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2004 aggregated $489,678,224 and $202,147,916, respectively.

7. CREDIT RISK

The Fund has 15.34% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On September 20, 2004, Franklin Resources, Inc. (Franklin Resources, Inc. and its subsidiaries are referred to collectively as the "Company") announced that an agreement has been reached by two of its subsidiaries, Franklin Advisers, Inc. ("Franklin Advisers") and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to an administrative complaint filed on February 4, 2004. The administrative complaint addressed one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers reached with the SEC, as described below.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers and FTAS have consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts. The consent order has multiple sections, including "Statements of Fact" and "Violations of Massachusetts Securities Laws." The Company admitted the "Statements of Fact." The Company did not admit or deny the "Violations of the Massachusetts Securities Laws." While Franklin Advisers and FTAS did not admit or deny engaging in any wrongdoing, the Company believes that it is in its best interest and the interests of its funds' shareholders to settle this issue now and move forward.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement has been reached by Franklin Advisers with the SEC that resolves the issues resulting from the SEC's investigation of market timing activity and the SEC issued an "Order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease-and-desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts administrative complaint described above.

                                                              Annual Report | 33

Templeton Global Bond Fund

8. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT (CONTINUED)
Under the terms of the SEC's Order, pursuant to which Franklin Advisers neither admits nor denies any wrongdoing, Franklin Advisers has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear which funds will receive distributions or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees have been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against Franklin Advisers and Franklin Templeton Distributors, Inc. ("FTDI") concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office ("CAGO") also has advised the Company that the California Attorney General is authorized to bring a civil action against the Company and FTDI arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company's and funds' shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so. The Company continues to have discussions towards resolving these governmental investigations.

OTHER LEGAL PROCEEDINGS
The Fund, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of

34 |  Annual Report

Templeton Global Bond Fund

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

Various subsidiaries of the Company have also been named in multiple lawsuits filed in state courts in Illinois alleging breach of duty with respect to valuation of the portfolio securities of certain funds managed by such subsidiaries.

In addition, the Company and certain of its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing governmental investigations or class actions or other lawsuits. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

                                                              Annual Report | 35

Templeton Global Bond Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Income Trust - Templeton Global Bond Fund (the "Fund") at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

October 13, 2004

36 |  Annual Report

Templeton Global Bond Fund

TAX DESIGNATION (UNAUDITED)

At August 31, 2004, more than 50% of the Templeton Global Bond Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on August 17, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to Class A, Class C, and Advisor Class shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.l

-------------------------------------------------------------------------------------------------
                                                         CLASS A
                                                                                      ADJUSTED
                           FOREIGN TAX        FOREIGN            FOREIGN               FOREIGN
                               PAID        SOURCE INCOME   QUALIFIED DIVIDENDS      SOURCE INCOME
COUNTRY                     PER SHARE        PER SHARE          PER SHARE             PER SHARE
-------------------------------------------------------------------------------------------------
Australia ................   0.0000           0.0220             0.0000                0.0220
Austria ..................   0.0000           0.0101             0.0000                0.0101
Belgium ..................   0.0000           0.0059             0.0000                0.0059
Brazil ...................   0.0000           0.0017             0.0000                0.0017
Bulgaria .................   0.0000           0.0006             0.0000                0.0006
Canada ...................   0.0000           0.0047             0.0000                0.0047
Colombia .................   0.0000           0.0053             0.0000                0.0053
Denmark ..................   0.0000           0.0074             0.0000                0.0074
Finland ..................   0.0000           0.0084             0.0000                0.0084
France ...................   0.0000           0.0148             0.0000                0.0148
Germany ..................   0.0000           0.0063             0.0000                0.0063
Greece ...................   0.0000           0.0049             0.0000                0.0049
Hungary ..................   0.0000           0.0070             0.0000                0.0070
Indonesia ................   0.0038           0.0395             0.0000                0.0395
Ireland ..................   0.0000           0.0067             0.0000                0.0067
Italy ....................   0.0000           0.0049             0.0000                0.0049
Mexico ...................   0.0000           0.0085             0.0000                0.0085
Netherlands ..............   0.0000           0.0071             0.0000                0.0071
New Zealand ..............   0.0000           0.0308             0.0000                0.0308
Norway ...................   0.0000           0.0092             0.0000                0.0092
Peru .....................   0.0000           0.0010             0.0000                0.0010
Philippines ..............   0.0000           0.0145             0.0000                0.0145
Poland ...................   0.0000           0.0053             0.0000                0.0053
Russia ...................   0.0000           0.0122             0.0000                0.0122
South Africa .............   0.0000           0.0009             0.0000                0.0009
South Korea ..............   0.0045           0.0252             0.0000                0.0252
Spain ....................   0.0000           0.0068             0.0000                0.0068
Sweden ...................   0.0000           0.0219             0.0000                0.0219
Thailand .................   0.0000           0.0058             0.0000                0.0058
Ukraine ..................   0.0000           0.0097             0.0000                0.0097
United Kingdom ...........   0.0000           0.0005             0.0000                0.0005
Venezuela ................   0.0000           0.0163             0.0000                0.0163
                            ---------------------------------------------------------------------
TOTAL ....................  $0.0083          $0.3259            $0.0000               $0.3259
                            ---------------------------------------------------------------------

Annual Report  | 37

Templeton Global Bond Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

-------------------------------------------------------------------------------------------------
                                                         CLASS C
                                                                                      ADJUSTED
                           FOREIGN TAX        FOREIGN            FOREIGN               FOREIGN
                               PAID        SOURCE INCOME   QUALIFIED DIVIDENDS      SOURCE INCOME
COUNTRY                     PER SHARE        PER SHARE          PER SHARE             PER SHARE
-------------------------------------------------------------------------------------------------
Australia ................   0.0000           0.0200             0.0000                0.0200
Austria ..................   0.0000           0.0091             0.0000                0.0091
Belgium ..................   0.0000           0.0053             0.0000                0.0053
Brazil ...................   0.0000           0.0016             0.0000                0.0016
Bulgaria .................   0.0000           0.0005             0.0000                0.0005
Canada ...................   0.0000           0.0043             0.0000                0.0043
Colombia .................   0.0000           0.0048             0.0000                0.0048
Denmark ..................   0.0000           0.0067             0.0000                0.0067
Finland ..................   0.0000           0.0076             0.0000                0.0076
France ...................   0.0000           0.0134             0.0000                0.0134
Germany ..................   0.0000           0.0057             0.0000                0.0057
Greece ...................   0.0000           0.0045             0.0000                0.0045
Hungary ..................   0.0000           0.0063             0.0000                0.0063
Indonesia ................   0.0038           0.0359             0.0000                0.0359
Ireland ..................   0.0000           0.0061             0.0000                0.0061
Italy ....................   0.0000           0.0044             0.0000                0.0044
Mexico ...................   0.0000           0.0077             0.0000                0.0077
Netherlands ..............   0.0000           0.0064             0.0000                0.0064
New Zealand ..............   0.0000           0.0279             0.0000                0.0279
Norway ...................   0.0000           0.0084             0.0000                0.0084
Peru .....................   0.0000           0.0009             0.0000                0.0009
Philippines ..............   0.0000           0.0131             0.0000                0.0131
Poland ...................   0.0000           0.0048             0.0000                0.0048
Russia ...................   0.0000           0.0111             0.0000                0.0111
South Africa .............   0.0000           0.0008             0.0000                0.0008
South Korea ..............   0.0045           0.0228             0.0000                0.0228
Spain ....................   0.0000           0.0061             0.0000                0.0061
Sweden ...................   0.0000           0.0198             0.0000                0.0198
Thailand .................   0.0000           0.0053             0.0000                0.0053
Ukraine ..................   0.0000           0.0088             0.0000                0.0088
United Kingdom ...........   0.0000           0.0004             0.0000                0.0004
Venezuela ................   0.0000           0.0148             0.0000                0.0148
                            ---------------------------------------------------------------------
TOTAL ....................  $0.0083          $0.2953            $0.0000               $0.2953
                            ---------------------------------------------------------------------

38 |  Annual Report

Templeton Global Bond Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

-------------------------------------------------------------------------------------------------
                                                        ADVISOR CLASS
                                                                                      ADJUSTED
                           FOREIGN TAX        FOREIGN            FOREIGN               FOREIGN
                               PAID        SOURCE INCOME   QUALIFIED DIVIDENDS      SOURCE INCOME
COUNTRY                     PER SHARE        PER SHARE          PER SHARE             PER SHARE
-------------------------------------------------------------------------------------------------
Australia ................   0.0000           0.0234             0.0000                0.0234
Austria ..................   0.0000           0.0107             0.0000                0.0107
Belgium ..................   0.0000           0.0062             0.0000                0.0062
Brazil ...................   0.0000           0.0019             0.0000                0.0019
Bulgaria .................   0.0000           0.0006             0.0000                0.0006
Canada ...................   0.0000           0.0050             0.0000                0.0050
Colombia .................   0.0000           0.0056             0.0000                0.0056
Denmark ..................   0.0000           0.0079             0.0000                0.0079
Finland ..................   0.0000           0.0089             0.0000                0.0089
France ...................   0.0000           0.0157             0.0000                0.0157
Germany ..................   0.0000           0.0067             0.0000                0.0067
Greece ...................   0.0000           0.0053             0.0000                0.0053
Hungary ..................   0.0000           0.0074             0.0000                0.0074
Indonesia ................   0.0038           0.0420             0.0000                0.0420
Ireland ..................   0.0000           0.0072             0.0000                0.0072
Italy ....................   0.0000           0.0052             0.0000                0.0052
Mexico ...................   0.0000           0.0091             0.0000                0.0091
Netherlands ..............   0.0000           0.0075             0.0000                0.0075
New Zealand ..............   0.0000           0.0328             0.0000                0.0328
Norway ...................   0.0000           0.0098             0.0000                0.0098
Peru .....................   0.0000           0.0010             0.0000                0.0010
Philippines ..............   0.0000           0.0154             0.0000                0.0154
Poland ...................   0.0000           0.0057             0.0000                0.0057
Russia ...................   0.0000           0.0130             0.0000                0.0130
South Africa .............   0.0000           0.0010             0.0000                0.0010
South Korea ..............   0.0045           0.0268             0.0000                0.0268
Spain ....................   0.0000           0.0072             0.0000                0.0072
Sweden ...................   0.0000           0.0232             0.0000                0.0232
Thailand .................   0.0000           0.0062             0.0000                0.0062
Ukraine ..................   0.0000           0.0103             0.0000                0.0103
United Kingdom ...........   0.0000           0.0005             0.0000                0.0005
Venezuela ................   0.0000           0.0173             0.0000                0.0173
                            ---------------------------------------------------------------------
TOTAL ....................  $0.0083          $0.3465            $0.0000               $0.3465
                            ---------------------------------------------------------------------

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that was derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to

                                                              Annual Report | 39

Templeton Global Bond Fund
calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.

40 | Annual Report

Templeton Global Bond Fund

SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of Templeton Income Trust (the "Trust") was held at the Trust's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on December 15, 2003 and reconvened on January 14, 2004. The purpose of the meeting was to elect eleven Trustees of the Trust, and for Templeton Global Bond Fund (the "Fund"), a series of the Trust, to vote on the following Proposals and Sub-Proposals: To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from a Maryland corporation to a Delaware statutory trust, to approve amendments to certain of the Fund's fundamental investment restrictions (including seven Sub-Proposals) and to approve the elimination of certain of the Fund's fundamental investment policies and restrictions. At the meeting held on December 15, 2003, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust:
Harris J. Ashton, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps, Frank A. Olson and Constantine D. Tseretopoulos. Nicholas F. Brady and Charles B. Johnson were elected by the shareholders to serve as Interested Trustees. At the reconvened meeting held on January 14, 2004, Shareholders approved amendments to certain of the Fund's fundamental investment restrictions (including seven Sub-Proposals) and the elimination of certain of the Fund's fundamental investment restrictions. The Agreement and Plan of Reorganization that provided for the reorganization of the Trust from a Maryland corporation to a Delaware statutory trust was not approved. No other business was transacted at the meetings.

The results of the voting at the meetings are as follows:

Proposal 1. The election of Trustees:

---------------------------------------------------------------------------------------------------------------------
                                                       % OF          % OF                         % OF          % OF
                                                    OUTSTANDING      VOTED                     OUTSTANDING      VOTED
   NAME                              FOR              SHARES        SHARES         WITHHELD       SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------
   Harris J. Ashton .........  28,587,483.631         55.926%       97.453%       747,104.143     1.462%       2.547%
   Frank J. Crothers ........  28,638,365.896         56.025%       97.627%       696,221.878     1.362%       2.373%
   S. Joseph Fortunato ......  28,589,916.142         55.931%       97.461%       744,671.632     1.457%       2.539%
   Edith E. Holiday .........  28,617,923.518         55.985%       97.557%       716,664.256     1.402%       2.443%
   Betty P. Krahmer .........  28,642,459.448         56.033%       97.641%       692,128.326     1.354%       2.359%
   Gordon S. Macklin ........  28,545,964.590         55.845%       97.312%       788,623.184     1.543%       2.688%
   Fred R. Millsaps .........  28,647,903.491         56.044%       97.659%       686,684.283     1.343%       2.341%
   Frank A. Olson ...........  28,642,124.406         56.033%       97.639%       692,463.368     1.355%       2.361%
   Constantine D.
    Tseretopoulos ...........  28,631,512.734         56.012%       97.603%       703,075.040     1.375%       2.397%
   Nicholas F. Brady ........  28,587,671.971         55.926%       97.454%       746,915.803     1.461%       2.546%
   Charles B. Johnson .......  28,585,439.296         55.922%       97.446%       749,148.478     1.466%       2.554%

Annual Report  | 41

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Company from a Maryland corporation to a Delaware statutory trust:

-----------------------------------------------------------------------------------------------------------------------
                                   SHARES VOTED            % OF OUTSTANDING SHARES                    % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------------------------
   For ......................     22,773,169.189                   44.55%                                    75.16%
   Against ..................        833,929.292                    1.63%                                     2.75%
   Abstain ..................      1,095,814.748                    2.14%                                     3.62%
   Broker Non-Votes .........      5,597,506.000                   10.95%                                    18.47%
-----------------------------------------------------------------------------------------------------------------------
   TOTAL ....................     30,300,419.229                   59.28%                                   100.00%

Proposal 3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals):

      Proposal 3a: To amend the Fund's fundamental investment
                   restriction regarding investments in real estate:

-----------------------------------------------------------------------------------------------------------------------
                                   SHARES VOTED            % OF OUTSTANDING SHARES                    % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------------------------
   For ......................     22,122,222.025                   43.28%                                    73.01%
   Against ..................      1,308,452.972                    2.56%                                     4.32%
   Abstain ..................      1,272,238.232                    2.49%                                     4.20%
   Broker Non-Votes .........      5,597,506.000                   10.95%                                    18.47%
-----------------------------------------------------------------------------------------------------------------------
   TOTAL ....................     30,300,419.229                   59.28%                                   100.00%

   Proposal 3b: To amend the Fund's fundamental investment restriction regarding investments in commodities:

-----------------------------------------------------------------------------------------------------------------------
                                   SHARES VOTED            % OF OUTSTANDING SHARES                    % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------------------------
   For ......................     21,689,430.045                   42.43%                                    71.58%
   Against ..................      1,653,424.109                    3.23%                                     5.46%
   Abstain ..................      1,360,059.075                    2.66%                                     4.49%
   Broker Non-Votes .........      5,597,506.000                   10.95%                                    18.47%
-----------------------------------------------------------------------------------------------------------------------
   TOTAL ....................     30,300,419.229                   59.28%                                   100.00%

   Proposal 3c: To amend the Fund's fundamental investment restriction regarding underwriting:

-----------------------------------------------------------------------------------------------------------------------
                                   SHARES VOTED            % OF OUTSTANDING SHARES                    % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------------------------
   For ......................     21,980,087.298                   43.00%                                    72.54%
   Against ..................      1,345,634.196                    2.63%                                     4.44%
   Abstain ..................      1,377,191.735                    2.69%                                     4.55%
   Broker Non-Votes .........      5,597,506.000                   10.95%                                    18.47%
-----------------------------------------------------------------------------------------------------------------------
   TOTAL ....................     30,300,419.229                   59.28%                                   100.00%

42 |  Annual Report

Templeton Global Bond Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)

Proposal 3d: To amend the Fund's fundamental investment restriction regarding issuing senior securities:

-----------------------------------------------------------------------------------------------------------------------
                                   SHARES VOTED            % OF OUTSTANDING SHARES                    % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------------------------
   For ......................     21,889,294.418                   42.82%                                    72.24%
   Against ..................      1,467,277.962                    2.87%                                     4.84%
   Abstain ..................      1,346,340.849                    2.63%                                     4.44%
   Broker Non-Votes .........      5,597,506.000                   10.95%                                    18.47%
-----------------------------------------------------------------------------------------------------------------------
   TOTAL ....................     30,300,419.229                   59.28%                                   100.00%

   Proposal 3e: To amend the Fund's fundamental investment restriction regarding lending:

-----------------------------------------------------------------------------------------------------------------------
                                   SHARES VOTED            % OF OUTSTANDING SHARES                    % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------------------------
   For ......................     21,629,417.338                   42.31%                                    71.38%
   Against ..................      1,704,505.825                    3.33%                                     5.63%
   Abstain ..................      1,368,990.066                    2.68%                                     4.52%
   Broker Non-Votes .........      5,597,506.000                   10.95%                                    18.47%
-----------------------------------------------------------------------------------------------------------------------
   TOTAL ....................     30,300,419.229                   59.28%                                   100.00%

   Proposal 3f: To amend the Fund's fundamental investment restriction regarding industry concentration:

-----------------------------------------------------------------------------------------------------------------------
                                   SHARES VOTED            % OF OUTSTANDING SHARES                    % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------------------------
   For ......................     21,966,380.480                   42.97%                                    72.50%
   Against ..................      1,357,410.467                    2.66%                                     4.48%
   Abstain ..................      1,379,122.282                    2.70%                                     4.55%
   Broker Non-Votes .........      5,597,506.000                   10.95%                                    18.47%
-----------------------------------------------------------------------------------------------------------------------
   TOTAL ....................     30,300,419.229                   59.28%                                   100.00%

   Proposal 3g: To amend the Fund's fundamental investment restriction regarding borrowing:

-----------------------------------------------------------------------------------------------------------------------
                                   SHARES VOTED            % OF OUTSTANDING SHARES                    % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------------------------
   For ......................     21,643,550.382                   42.34%                                    71.43%
   Against ..................      1,675,602.012                    3.28%                                     5.53%
   Abstain ..................      1,383,760.835                    2.71%                                     4.57%
   Broker Non-Votes .........      5,597,506.000                   10.95%                                    18.47%
-----------------------------------------------------------------------------------------------------------------------
   TOTAL ....................     30,300,419.229                   59.28%                                   100.00%

Annual Report  | 43

Templeton Global Bond Fund

SPECIAL MEETING OF SHAREHOLDERS (CONTINUED)

Proposal 4: To approve the elimination of certain of the Fund's fundamental investment restrictions:

-----------------------------------------------------------------------------------------------------------------------
                                   SHARES VOTED            % OF OUTSTANDING SHARES                    % OF VOTED SHARES
-----------------------------------------------------------------------------------------------------------------------
   For ......................     21,729,055.435                   42.51%                                    71.71%
   Against ..................      1,562,386.097                    3.06%                                     5.16%
   Abstain ..................      1,411,471.697                    2.76%                                     4.66%
   Broker Non-Votes .........      5,597,506.000                   10.95%                                    18.47%
-----------------------------------------------------------------------------------------------------------------------
   TOTAL ....................     30,300,419.229                   59.28%                                   100.00%

Note: Due to rounding, the percentage totals may not necessarily agree with the arithmetic sum of the figures.

44 |  Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF PORTFOLIOS IN
                                        LENGTH OF FUND   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS     POSITION      TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)     Trustee       Since 1992       140                      Director, Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (60)    Trustee       Since 2003       21                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd. (Vice Chairman 1996-2003); Vice Chairman, Caribbean Utilities Co. Ltd.; Director
and President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman until 2002);
director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)  Trustee       Since 1992       141                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (52)     Trustee       Since 2001       96                       Director, Amerada Hess Corporation
500 East Broward Blvd.                                                            (exploration and refining of oil and gas);
Suite 2100                                                                        H.J. Heinz Company (processed foods and
Fort Lauderdale, FL                                                               allied products); RTI International Metals,
33394-3091                                                                        Inc. (manufacture and distribution of
                                                                                  titanium); and Canadian National Railway
                                                                                  (railroad).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

Annual Report  | 45

------------------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF PORTFOLIOS IN
                                        LENGTH OF FUND   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS     POSITION      TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)    Trustee       Since 1993       140                      Director, White Mountains Insurance Group, Ltd.
500 East Broward Blvd.                                                            (holding company); Martek Biosciences Corporation;
Suite 2100                                                                        MedImmune, Inc. (biotechnology); and Overstock.com
Fort Lauderdale, FL                                                               (Internet services); and FORMERLY, Director, MCI
33394-3091                                                                        Communication Corporation (subsequently known as
                                                                                  MCI WorldCom, Inc. and WorldCom, Inc.)
                                                                                  (communications services) (1988-2002) and
                                                                                  Spacehab, Inc. (aerospace services) (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Deputy Chairman, White Mountains
Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (75)     Trustee       Since 1990       28                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer,
Landmark Banking Corporation (1969-1978); Financial Vice President, Florida
Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (72)       Trustee       Since 2003       21                       Director, Becton, Dickinson and Co. (medical
500 East Broward Blvd.                                                            technology); White Mountains Insurance Group
Suite 2100                                                                        Ltd. (holding company); and Amerada Hess
Fort Lauderdale, FL                                                               Corporation (exploration and refining of oil
33394-3091                                                                        and gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief
Executive Officer 1977-1999); and FORMERLY, Chairman of the Board, President and
Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D.            Trustee       Since 2003       21                       None
TSERETOPOULOS (50)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

46 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBERS AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF PORTFOLIOS IN
                                        LENGTH OF FUND   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS     POSITION      TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (74)  Trustee       Since 1993       21                       Director, Amerada Hess Corporation (exploration
500 East Broward Blvd.                                                            and refining of oil and gas); and C2, Inc.
Suite 2100                                                                        (operating and investment business); and
Fort Lauderdale, FL                                                               FORMERLY, Director, H.J. Heinz Company
33394-3091                                                                        (processed foods and allied products)
                                                                                  (1987-1988; 1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Emerging Markets Investments LDC and Darby Technology Ventures Group,
LLC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund;
and FORMERLY, Chairman, Templeton Emerging Markets Investment Trust PLC (until 2003), Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until
1988); and U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (71) Trustee,      Trustee and      140                      None
One Franklin Parkway      Chairman of   Vice President
San Mateo, CA 94403-1906  the Board     since 1992 and
                          and Vice      Chairman of
                          President     the Board
                                        since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (59)      Vice          Since 1996       Not Applicable           None
One Franklin Parkway      President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)       Chief         Since July 2004  Not Applicable           None
One Franklin Parkway      Compliance
San Mateo, CA 94403-1906  Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin
Resources, Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------

Annual Report  | 47

------------------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF PORTFOLIOS IN
                                        LENGTH OF FUND   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS    POSITION       TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

JEFFREY A. EVERETT (40)  Vice President Since 2001       Not Applicable           None
PO Box N-7759
Lyford Cay,
Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)  Vice President Since 1990       Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice
President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)    Senior Vice    Since 2002       Not Applicable           None
500 East Broward Blvd.   President and
Suite 2100               Chief Executive
Fort Lauderdale, FL      Officer -
33394-3091               Finance and
                         Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)       Vice President Since 2000       Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

48 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF PORTFOLIOS IN
                                        LENGTH OF FUND   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS    POSITION       TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (56)    Vice President Vice President   Not Applicable           None
One Franklin Parkway     and Secretary  since 2000 and
San Mateo, CA 94403-1906                Secretary since
                                        1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy
Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the
Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers &
Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON,       Vice President Since 1996       Not Applicable           None
JR. (64)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or Director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (64)         Vice President Since 1994       Not Applicable           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone
Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Diomedes Loo-Tam (65)    Treasurer      Since March 2004 Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 15 of the investment companies in Franklin Templeton Investments;
Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation
Committees, Runkel Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000); and Senior
Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)   Vice President Not Applicable   Since 2002               Director, FTI Banque,
600 Fifth Avenue         AML                                                      Arch Chemicals, Inc.
Rockefeller Center       Compliance                                               and Lingnan Foundation
New York, NY 10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 49

------------------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF PORTFOLIOS IN
                                        LENGTH OF FUND   COMPLEX OVERSEEN
NAME, AGE AND ADDRESS    POSITION       TIME SERVED      BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

CHRISTOPHER J. MOLUMPHY  President and  Since 2002       Not Applicable           None
(42)                     Chief Executive
One Franklin Parkway     Officer -
San Mateo, CA 94403-1906 Investment
                         Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)   Vice President Since 2000       Not Applicable           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (52)     Chief FinancialSince May 2004   Not Applicable           None
500 East Broward Blvd.   Officer and
Suite 2100               Chief
Fort Lauderdale, FL      Accounting
33394-3091               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments;
Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing
Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE 1991 AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON WHO CURRENTLY SERVES AS CHAIRMAN OF THE BOARD OF THE HERTZ CORPORATION AND WAS ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999; IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD. AND A FORMER PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UNITED AIRLINES. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

50 | Annual Report

Templeton Global Bond Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                            Annual Report  | 51

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Literature Request

TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund

Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 1
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund

Franklin Templeton Founding Funds
  Allocation Fund

Franklin Templeton Perspectives
  Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity

U.S. Government Securities Fund 5, 7
Franklin Money Fund 5, 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund

Federal Intermediate-Term
  Tax-Free Income Fund

New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance
  Products Trust 11

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

7. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

8. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/04                                              Not part of the annual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA 94403-1906






WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

Templeton Global Bond Fund

INVESTMENT MANAGER

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.

1-800/DIAL BEN(R)

franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

406 A2004 10/04




ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $10,369 for the fiscal year ended August 31, 2004 and $34,123 for the fiscal year ended August 31, 2003.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $45,000 for the fiscal year ended August 31, 2004 and $3,614 for the fiscal year ended August 31, 2003. The services for which these fees were paid included attestation services.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $264 for the fiscal year ended August 31, 2004 and $0 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,736 for the fiscal year ended August 31, 2004 and $12,994 for the fiscal year ended August 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process, subscription fees and a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $145,000 for the fiscal year ended August 31, 2004 and $16,608 for the fiscal year ended August 31, 2003.

(h) No disclosures are required by this Item 4(h).


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASES.


N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  October 29, 2004


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 29, 2004